Exhibit 10.1

Date: October  , 2013

Cala Energy Corp.
777 S. Post Oak Lane
One Riverway
Suite 1700
Houston, TX 77056
Re:  Stock Purchase Agreement

Ladies and Gentlemen:

The undersigned (the “Purchaser”) hereby agrees to purchase the number of Shares (the “Shares”) of  common stock, par value $.001 per share (“Common Stock”), of Cala Energy Corp., a Nevada corporation (the “Company”), as are set forth on the signature page of this Agreement, at a purchase price of US$0.02 per share. The total purchase price (the “Purchase Price”) for the Shares is set forth on the signature page of this Agreement.

1.      The Purchaser shall pay the Purchase Price contemporaneously with the execution of this Agreement by wire transfer of the Purchase Price to the Company in accordance with wire transfer instructions provided by the Company.  The Company will instruct its transfer agent to issue the Shares to the Purchaser as promptly as possible after the receipt of the Purchase Price.

2.      The Shares are being offered pursuant to a private placement (the “Private Placement”) of up to 12,500,000 shares of Common Stock to accredited investors at a purchase price per Share of $0.02 per share.  There is no minimum number of shares of Common Stock which must be sold.  Accordingly, in purchasing Shares, the Purchaser understands that it is possible that no shares of Common Stock will be sold in the Private Placement other than shares previously sold by the Company and the Shares being purchased by the Purchaser.

3.      The Company represents and warrants to the Purchaser that the issuance of the Shares has been duly authorized and, when issued pursuant to this Agreement upon payment of the Purchase Price, will be validly issued, fully paid and non-assessable.

4.      The Purchaser hereby represents, warrants, covenants and agrees as follows:

(a)      The Purchaser understands that the offer and sale of the Shares is being made only by means of this Agreement.  The Purchaser understands that the Company has not authorized the use of, and the Purchaser confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed with the Securities and Exchange Commission (the “Commission”).  The Purchaser is aware that the purchase of the Shares involves a high degree of risk and that the Purchaser may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company is not engaged in any business activity and is a shell corporation, as defined in Rule 12b-2 of the Commission under the Securities Exchange Act of 1934, as amended, and, accordingly, the sale or other transfer of the Shares is restricted pursuant to paragraph (i)_of Rule 144 (“Rule 144”) of the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), that the Company will need additional financing and that if the Company fails to raise additional funds when required it would not be able to engage in its proposed business or any other business.  Furthermore, in subscribing for the Shares, the Purchaser acknowledges that he is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flows  in purchasing the Shares.  The Purchaser further understands that the Purchase Price was determined by the Company and does not bear any relationship to any indicia of value and that the Company has recently sold shares of Common Stock at a price of $0.005 per share.

(b)      The Purchaser represents to the Company that the Purchaser is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and he understands the meaning of the term “accredited investor.”  The information set forth in Exhibit A is true and correct in all respects.  The Purchaser further represents that the Purchaser has such knowledge and experience in financial and business matters as to enable the Purchaser to understand the nature and extent of the risks involved in purchasing the Shares.  The Purchaser is fully aware that such investments can and sometimes do result in the loss of the entire investment.  The Purchaser has engaged his own counsel and accountants to the extent that she deems it necessary.  The Purchaser understands that the Company is relying upon the Purchaser’s representations and warranties set forth in this Section 4 and in the Purchaser’s responses in Exhibit A to this Agreement, as well as the Purchaser’s preexisting relationship with Terry Butler, the Company’s chief executive officer.

(c)      The Purchaser is acquiring the Shares pursuant to this Agreement for investment and not with a view to the sale or distribution thereof, for the Purchaser’s own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Shares; is aware that the Shares are restricted Shares within the meaning of Rule 144, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the certificates for the Shares shall bear the Company’s standard investment legend.  The Purchaser understands the meaning of these restrictions.

(d)      The Purchaser will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(e)      The Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with the Purchaser’s purchase of the Shares pursuant to this Agreement.  The Purchaser shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Purchaser’s warranty contained in this Section 4(e).

(f)      The Purchaser understands that he has no registration rights with respect to the Shares, except as expressly set forth in Section 5.

(g)      The Purchaser is a citizen and resident of the state set forth with the Purchaser’s address on the signature page of this Agreement.  The Purchaser understands that the Company will rely on this representation in its filings under federal and state securities laws.

(h)      The Purchaser acknowledges and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Rule 144, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state Shares laws.

(i)      The Purchaser is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, the Purchaser has no intention to distribute either directly or indirectly any of the Shares.  The Purchaser is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Shares.

(j)      No person has made to the Purchaser any written or oral representations:

(i)           that any person will resell or repurchase any of the Shares;

(ii)          that any person will refund the Purchase Price of any of the Shares;

(iii)         as to the future price or value of any of the Shares; or

(iv)         that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

(k)           The Purchase Price was not and is not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(l)           To the best of Purchaser’s knowledge, none of: (i) Purchaser; (ii) any person controlling or controlled by Purchaser; (iii) any person having a beneficial interest in the Lender; or (iv) any person for whom Purchaser is acting as agent or nominee in connection with the purchase of the Shares:

(i)           is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Borrower may not accept any amounts from a prospective lender if such prospective lender cannot make the representation set forth in the preceding paragraph.  The Lender agrees to promptly notify the Borrower should the Lender become aware of any change in the information set forth in these representations; or

(m)           is a senior foreign political figure1, or any immediate family2 member or close associate3 of a senior foreign political figure, as such terms are defined in the footnotes below.

(n)           Purchaser is not affiliated with a non-U.S. banking corporation.

1 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2 The “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(o)           Purchaser’s address set forth on the signature page is Purchaser’s true and correct address.

(p)           Purchaser understands that the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties and agreements of Purchaser set forth herein and Purchaser acknowledges that he is not relying on any representation or warranty by the Company except as expressly set forth in this Agreement.

5.           Purchaser shall have the following registration rights with respect to the Shares.

(a)      As used in this Section 5, the following words shall have the meanings set forth below:

(i)           “Holders” shall mean holders of Registrable Shares whose shares are included in a Registration Statement.

(ii)          “Registrable Shares” shall mean and include the shares of Common Stock issued as part of the Private Placement, including the Shares; provided, however, that shares of Common Stock will cease to be Registrable Shares when (A) they have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) they are or may be freely traded without registration pursuant to Rule 144, or (C) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have “stop transfer” instructions against them.

(iii)          “Registration Expenses” shall mean all expenses incident to the Company’s performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and FINRA fees, all fees and expenses of complying with state Shares or blue sky laws (including fees, disbursements and other charges of counsel for the underwriters only in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with “cold comfort” letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by the issuer of Shares, but excluding from the definition of Expenses underwriting and discounts and brokerage commissions and applicable transfer taxes, if any, or legal and other expenses incurred by any sellers, which discounts, commissions, transfer taxes and legal and other expenses shall be borne by the seller or sellers of Registrable Shares in all cases.

(iv)         “Registration Statement” shall mean the Registration Statement filed pursuant to Section 4(b)(i) of this Agreement.

(v)           “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

(vi)          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

(vii)          “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff as well as comments from the Commission with respect to the Registration Statement, and (ii) the Securities Act.

(b)      The Company shall prepare and use its commercially reasonable efforts to file the Registration Statement not later than December 31, 2013. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as soon as possible after filing.  The Registration Statement shall cover such number of Registrable Shares as the Purchaser shall elect by written notice to the Company, and absent such election, covering the sale of all of the Registrable Shares owned by the Purchaser.  The Purchaser understands, because the Company is presently a shell corporation, there may be significant delays in obtaining the effectiveness of the Registration Statement as a result of comments which may be raised by the Commission.  Subject to SEC Guidance on the number of Shares which may be registered pursuant to Rule 415, nothing contained in this Agreement shall be deemed to limit the number of Registrable Shares to be registered by the Company hereunder. The Purchaser understands that the Commission may limit the number of Registrable Shares which may be sold pursuant to the Registration Statement.  As a result, if the Company is not able to include in the Registration Statement all of the Registrable Shares which the Purchaser and other purchasers in the Private Placement propose to sell, , other than as a result of the election by the Holder thereof not to have Registrable Shares included in the Registration Statement (unless such election was made with a view to meeting the SEC Guidance relating to Rule 415), the Company shall be required to promptly file a separate registration statement relating to such Registrable Shares which then remain unregistered, subject to the SEC Guidance on the earliest day on which such Registration Statement may be filed. The provisions of this Agreement shall relate to any such separate registration statement as if it were an amendment to the Registration Statement.  The Company shall use its commercially reasonable efforts to keep the Registration Statement current and effective for a period of nine months from the effective date or such later period as Registrable Shares may be sold pursuant to the Registration Statement without the requirement that the financial statements be updated.

(c)      The Company may delay the filing of the Registration Statement for an Excusable Reason.  An “Excusable Reason” means the occurrence of negotiations with respect to a material agreement prior to either the announcement of the execution of the agreement or the termination of the negotiations with respect to such proposed agreement and other similar material corporate events to which the Company is a party or expects to be a party if, in the reasonable judgment of the Company, disclosure of the negotiations or other event would be adverse to the best interests of the Company provided that the Company is continuing to treat such negotiations as confidential and provided further that the period during which the Company is precluded from filing the registration statement (or suspended the use of an effective registration statement) as a result thereof has not exceeded thirty (30) trading days in the aggregate, and provided further that the Company shall not be permitted to avoid filing a registration statement (or to suspend the use of an effective registration statement) for an Excusable Reason more than twice in any one-year period. An Excusable Reason shall also include acts of God and closure of the Commission.

(d)      The Company will pay all Registration Expenses in connection with the Registration Statement.

(e)      The Company will notify each Holder of Registrable Shares covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holders of Registrable Shares promptly prepare and furnish to such Holder of Registrable Shares a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing

(f)      Purchaser shall furnish the Company with such information regarding the Purchaser and the distribution of the Purchaser’s Registrable Shares as the Company may from time to time reasonably request in writing.  In this connection, the Purchaser shall

(i)       furnish the information as to any shares of Common Stock or other Shares of the Company owned by the Holder, the Holder’s proposed plan of distribution, any relationship between the Holder and the Company and any other information which the Company reasonably requests in connection with the preparation of the registration statement and update such information immediately upon the occurrence of any events or condition which make the information concerning the Seller inaccurate in any material respect;

(ii)      not sell any Registrable Shares pursuant to the registration statement except in the manner set forth in the Registration Statement;

(iii)     comply with the prospectus delivery requirements and the provisions of Regulation M of the Commission pursuant to the Securities Act to the extent that such regulation is applicable to the Holder;

(iv)     not sell or otherwise transfer or distribute any Registrable Shares if the Holder possesses any material nonpublic information concerning the Company.

(v)      upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 5(e) of this Agreement, Purchaser will forthwith discontinue any disposition of Registrable Shares pursuant to the Registration Statement until Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 5(e) and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Shares current at the time of receipt of such notice.

(g)      In the event of any registration of any Shares of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder of any Registrable Shares covered by such Registration Statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such Securities and Each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Shares or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such Shares by such Holder.

(h)      Purchaser agrees that, as a condition to including any of Purchaser’s Registrable Shares in any registration statement filed pursuant to this Agreement, the Purchaser will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(g)) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder of Registrable Shares specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such Shares by the Investor. The indemnification by the Investor shall be limited to fifty thousand dollars ($50,000).

(i)      Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 5(g) and Section 5(h), such indemnified party will, if  claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 5(g) and Section 5(h), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such reasonable judgment of counsel to the indemnified party, a conflict of interest, as hereinafter defined, between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.  If the defendants in any action covered by this Section 5(i) include both the indemnified party and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party (collectively, a “conflict of interest”), the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party.  Such counsel shall be selected by the Holders of a majority of the shares of Common Stock having an indemnity claim against the Company, whether pursuant to this Agreement or any other agreements which provide such or similar indemnity.

(j)      The indemnification required by Section 5(g) and Section 5(h) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(k)      If the indemnification provided for in Section 5(g) and Section 5(h) is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder of Registrable Shares or underwriter, as the case may be, on the other from the distribution of the Registrable Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holders of Registrable Shares or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holder of Registrable Shares or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Shares shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Shares by the Company to the purchasers bear to the gain, if any, realized by all selling Holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder of Registrable Shares or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder of Registrable Shares or by the underwriter and the parties’ relative intent, knowledge, access to information supplied by the Company, by the Holder of Registrable Shares or by the underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section 6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

(l)      The Company and the Purchaser and the other Holders of Registrable Shares agree that it would not be just and equitable if contribution pursuant to Section 5(k) were determined by pro rata allocation (even if the Holders of Registrable Shares and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(k). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 5(k) shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

(m)      Notwithstanding the provisions of Section 5(k) or Section 5(l), no Holder of Registrable Shares or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such Holder, the net proceeds received by such Holder from the sale of Registrable Shares in the applicable Registration Statement or (ii) in the case of an underwriter, the total price at which the Registrable Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.            (a)      This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

(b)      All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed.  Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier or e-mail, upon the date of receipt provided that receipt is acknowledge by the recipient.  Notices shall be sent to the Purchaser at his address set forth on the signature page of this Agreement and to the Company at the address set forth at the beginning of this Agreement to the attention of the person who executed this Agreement on behalf of the Company, with a copy of any notice to the Company to be sent to Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, New York 10017, Attention Asher S. Levitsky P.C., telecopier: (646) 895-7182, e-mail: alevitsky@egsllp.com.  Any party may, by like notice, change the address, person, telecopier number or e-mail to which notice shall be sent.

(c)      This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.  Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of New York in the State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process  may be made (x) in the manner set forth in Section 6(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

(d)      This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(e)      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(f)      The representations, warranties and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Very truly yours,
Number of Shares Subscribed for:

Total Purchase Price: $
By:
Name:
Title:

Address:

Telecopier Number:

e-mail:

Official ID No.:

[Please attach a copy of the official ID with picture]

Accepted this    th day of October, 2013

CALA ENERGY CORP.

By:
Terry Butler, CEO
e-mail: terry@calaenergycorp.com

Exhibit A

ACCREDITED INVESTOR CERTIFICATION
FOR PURPOSES OF REGULATION D
UNDER THE SECURITIES ACT

Purchaser hereby represents and warrants and certifies, under penalties of perjury, that Purchaser is an Accredited Investor as defined under Regulation D (the “Regulation D”) of the Securities Act of 1933, as amended (the “Securities Act”), because Purchaser is:  [check all applicable sections]

(a)	☐
A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

(b)	☐	A broker or dealer registered pursuant to Section 15 of the Shares Exchange Act of 1934;

(c)	☐	An insurance company as defined in Section 2(a)(13) of the Securities Act;

(d)	☐	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(e)	☐	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(f)	☐
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(g)	☐
An employee benefit plan within the meaning of ERISA (i) if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (ii) if the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(h)	☐	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(i)	☐
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of making this investment, with total assets in excess of $5,000,000;

(j)	☐	A director, executive officer, or general partner of the Company;

(k)	☐
A natural person whose individual net worth or joint net worth with Purchaser’s spouse, at the time of this purchase exceeds $1,000,000 (PLEASE NOTE:  In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, Shares, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than indebtedness secured by your primary residence, up to the estimated fair market value of the primary residence, unless the borrowing occurs in the 60 days preceding the purchase of the Class A Shares and is not in connection with the acquisition of the primary residence. In such cases, the debt secured by the primary residence must be treated as a liability in the net worth calculation.).  In the event any incremental mortgage or other indebtedness secured by your primary residence occurs in the 60 days preceding the date of the purchase of the Class A Shares, the incremental borrowing must be treated as a liability and deducted from your net worth even though the value of your primary residence will not be included as an asset.  Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence should also be deducted from your net worth);

(l)	☐
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with Purchaser’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(m)	☐
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

(n)	☐	An entity in which all of the equity owners are accredited investors.

A-1